EXHIBIT 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations (617) 796-8245 www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Fourth Quarter 2009 Results

____________________________________

Newton, MA (February 18, 2010).  Five Star Quality Care, Inc. (NYSE Amex: FVE) today announced its financial results for the quarter and year ended December 31, 2009.

Fourth Quarter 2009 Financial Highlights:

▪	Total revenues for the fourth quarter of 2009 increased 4.8% to $304.8 million from $291.0 million for the same period last year.

▪	Net income from continuing operations for the fourth quarter of 2009 was $688,000 compared to a net loss of $6.6 million for the same period last year.

▪
Net income per share from continuing operations for the fourth quarter of 2009 was $0.02, basic and diluted, compared to a net loss per share from continuing operations of $0.21, basic and diluted, for the same period last year.

▪
Net income from continuing operations for the fourth quarter of 2009 included several items that, in the aggregate, had a positive affect of $412,000, or $0.01 per basic and diluted share, on our earnings.  These items included a $317,000 gain due to the early extinguishment of our convertible senior notes (the Notes), a $73,000 unrealized gain on our UBS put right related to auction rate securities referred to below and a $22,000 unrealized gain on our holdings of auction rate securities. Net loss from continuing operations for the fourth quarter of 2008 included several items that, in aggregate, had a negative affect of $7.9 million, or $0.25 basic and diluted share, on our loss for the quarter.  These items included a $5.4 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies, a $5.9 million unrealized loss on our holdings of auction rate securities, a $1.8 million loss due to the impairment of long lived assets and a $5.9 million loss due to impairment of goodwill, offset by a $11.1 million gain resulting from UBS AG’s agreement to repurchase our auction rate securities at par at our election between June 2010 and July 2012 (UBS put right).

▪
Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the fourth quarter of 2009 was $5.1 million compared to a loss of $2.0 million for the same period last year.  As discussed above, several items positively affected fourth quarter 2009 EBITDA by $412,000 and several items, in aggregate, negatively affected fourth quarter 2008 EBITDA by $7.9 million.

Fourth Quarter 2009 Operating Highlights (Senior Living Communities):

▪	Senior living occupancy for the fourth quarter of 2009 was 86.1% compared to 87.7% for the same period last year.

▪	Senior living average daily rate for the fourth quarter of 2009 increased by 1.9% to $144.64 from $141.93 in the same period last year.

▪	The percentage of senior living revenue derived from private and other resources for the fourth quarter of 2009 increased to 69.7% from 69.6% for the same period last year.

▪
For those senior living communities that we have operated continuously since October 1, 2008 (comparable communities), occupancy for the fourth quarter of 2009 was 86.5% compared to 87.9% for the same period last year.

▪	The average daily rate at comparable communities for the fourth quarter of 2009 increased by 2.3% to $145.46 from $142.19 in the same period last year.

▪
During the fourth quarter, we also commenced leasing from Senior Housing Properties Trust 11 senior living communities with a total of 952 living units.  Ten of these communities are assisted living communities and one is a continuing care retirement community which offers independent living, assisted living and skilled nursing services.

Fiscal Year Financial Highlights:

▪	Total revenues for the year ended December 31, 2009 increased 8.5% to $1.2 billion from $1.1 billion for the same period last year.

▪	Net income from continuing operations for the year ended December 31, 2009 was $39.3 million compared to $615,000 for the same period last year.

▪
Net income per share from continuing operations for the year ended December 31, 2009 was $1.17 and $1.07, basic and diluted, respectively, compared to $0.02, basic and diluted, for the same period last year.

▪
Net income from continuing operations for the year ended December 31, 2009 included several items that, in aggregate, had a positive affect of $33.2 million, or $0.99 and $0.86 per basic and diluted share, respectively, on our earnings.  These items included a $34.6 million gain due to the early extinguishment of the Notes, a $3.5 million unrealized gain on our holdings of auction rate securities and a $795,000 gain on sale of available for sale securities held by our captive insurance companies, offset by a $2.9 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies and a $2.8 million unrealized loss on our UBS put right related to auction rate securities.  Net income from continuing operations for the year ended December, 31 2008 included several items that, in aggregate, had a negative affect of $16.3 million, or $0.51 per basic and diluted share, on our loss for the year.  These items included a $12.0 million unrealized loss on our holdings of auction rate securities, an $8.4 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies, a $5.9 million loss due to the impairment of goodwill and a $1.8 million loss due to the impairment of long lived assets, offset by an $11.1 million gain resulting from our UBS put right, and a $743,000 gain recognized on the early extinguishment of debt.

▪
EBITDA for the year ended December 31, 2009 was $59.2 million compared to $17.1 million for the same period last year.  As discussed above, several items positively affected the year ended December 31, 2009 EBITDA by $33.2 million and several items negatively affected 2008 EBITDA by $16.3 million.

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Conference Call:

On February 18, 2010 at 10:00 a.m. Eastern Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Chief Financial Officer, will host a conference call to discuss the fourth quarter and year end financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (800) 768-6544.  Participants calling from outside the United States and Canada should dial (785) 830-7990. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 1:00 p.m. Eastern Time Thursday, February 25th. To hear the replay, dial (719) 457-0820.  The replay pass code is 9400642.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.  The recording and retransmission in any way of Five Star’s fourth quarter and year end conference call is strictly prohibited without the prior written consent of Five Star.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 217 senior living communities with 22,905 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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Supplemental Information, page 1 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2009	2008	2009	2008
Revenues:
Senior living revenue	$260,351	$247,571	$1,017,656	$930,173
Rehabilitation hospital revenue	25,452	25,325	100,460	98,428
Institutional pharmacy revenue	19,029	18,078	74,447	70,379

Total revenues	304,832	290,974	1,192,563	1,098,980

Operating expenses:
Senior living wages and benefits	134,654	124,611	521,732	463,420
Other senior living operating expenses	64,074	61,861	248,294	233,969
Rehabilitation hospital expenses	22,946	23,646	90,957	91,185
Institutional pharmacy expenses	18,989	18,617	73,946	69,535
Rent expense	45,783	43,227	178,869	159,607
General and administrative	13,676	13,026	52,590	47,829
Depreciation and amortization	3,934	3,738	16,379	14,692

Total operating expenses	304,056	288,726	1,182,767	1,080,237

Operating income	776	2,248	9,796	18,743

Interest, dividend and other income	599	1,048	2,993	5,915
Interest and other expense	(975)	(1,447)	(4,365)	(6,337)
Unrealized gain (loss) on investments in trading securities	22	(5,868)	3,495	(11,967)
Unrealized gain (loss) on UBS put right related to auction rate securities	73	11,081	(2,759)	11,081
Equity in losses of Affiliates Insurance Company	(2)	-	(134)	-
Impairment of long lived assets	-	(1,837)	-	(1,837)
Impairment of goodwill	-	(5,930)	-	(5,930)
Gain on early extinguishment of debt	317	-	34,579	743
Gain on sale of available for sale securities	-	-	795	-
Impairment of investments in available for sale securities	-	(5,385)	(2,947)	(8,404)

Income (loss) from continuing operations before income taxes	810	(6,090)	41,453	2,007
Provision for income taxes	(122)	(472)	(2,196)	(1,392)
Income (loss) from continuing operations	688	(6,562)	39,257	615
Loss from discontinued operations	(416)	(790)	(927)	(5,111)

Net income (loss)	$272	$(7,352)	$38,330	$(4,496)

Weighted average shares outstanding - basic	35,542	31,991	33,558	31,872

Weighted average shares outstanding - diluted	35,542	31,991	38,775	31,872

Basic income (loss) per share from:
Continuing operations	$0.02	$(0.21)	$1.17	$0.02
Discontinued operations	(0.01)	(0.02)	(0.03)	(0.16)
Net income (loss) per share - basic	$0.01	$(0.23)	$1.14	$(0.14)

Diluted income (loss) per share from:
Continuing operations	$0.02	$(0.21)	$1.07	$0.02
Discontinued operations	(0.01)	(0.02)	(0.02)	(0.16)
Net income (loss) per share - diluted	$0.01	$(0.23)	$1.05	$(0.14)

Supplemental Information, page 2 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)
(unaudited)

	December 31, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$11,299	$16,138
Accounts receivable, net of allowance	61,418	66,023
Investments in trading securities	65,961	-
Investments in available for sale securities	9,084	7,232
Restricted cash and investments	7,083	7,518
UBS put right related to auction rate securities	8,322	-
Prepaid expenses and other current assets	20,162	17,350
Total current assets	183,329	114,261

Property and equipment, net	192,742	190,627
Investments in trading securities	-	62,866
Equity investment in Affiliates Insurance Company	5,000	-
UBS put right related to auction rate securities	-	11,081
Restricted cash and investments	11,711	13,368
Goodwill and other long term assets	20,318	20,435
Total assets	$413,100	$412,638

Liabilities and Shareholders' Equity
Current liabilities:
UBS secured revolving credit facility related to auction rate securities	$39,141	$-
Other current liabilities	133,615	129,139
Total current liabilities	172,756	129,139

UBS secured revolving credit facility related to auction rate securities	-	21,875
Other long term liabilities	39,038	37,344
Mortgage notes payable	12,284	12,441
Convertible senior notes	49,707	126,500
Shareholders’ equity (35,668,814 and 32,205,604 shares issued and outstanding at December 31, 2009 and 2008, respectively)	139,315	85,339
Total liabilities and shareholders’ equity	$413,100	$412,638

Supplemental Information, page 3 of 6

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,		December 31,
	2009	2008	2009	2008

Number of communities (end of period)	217	206	217	206
Number of living units (end of period)	22,905	21,953	22,905	21,953
Number of living units % growth	4.3%	-	4.3%	-

Occupancy	86.1%	87.7%	86.2%	88.5%
Average daily rate (ADR)	$144.64	$141.93	$145.11	$141.87
ADR % growth	1.9%	-	2.3%	-

Percent breakdown of net senior living revenues:
Medicare	13.6%	14.3%	14.3%	14.7%
Medicaid	16.7%	16.1%	16.4%	16.7%
Private and other sources	69.7%	69.6%	69.3%	68.6%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$260,351	$247,571	$1,017,656	$930,173
Senior living revenues % growth	5.2%	-	9.4%	-

Senior living wages and benefits	$134,654	$124,611	$521,732	$463,420
Senior living wages and benefits as a % of senior living revenues	51.7%	50.3%	51.3%	49.8%
Other senior living operating expenses	$64,074	$61,861	$248,294	$233,969
Other senior living operating expenses as a % of senior living revenues	24.6%	25.0%	24.4%	25.2%
Community expenses(2) % growth	6.6%	-	10.4%	-

(1)   Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)   Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 4 of 6

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,(2)		December 31,(3)
	2009	2008	2009	2008

Number of communities (end of period)	198	198	164	164
Number of living units (end of period)	21,073	21,073	18,345	18,345

Occupancy	86.5%	87.9%	87.1%	88.9%
Average daily rate (ADR)	$145.46	$142.19	$147.75	$142.03
ADR % growth	2.3%	-	4.0%	-

Percent breakdown of net senior living revenues:
Medicare	14.0%	14.4%	16.2%	15.8%
Medicaid	17.2%	16.3%	18.6%	17.9%
Private and other sources	68.8%	69.3%	65.2%	66.3%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$245,986	$244,223	$869,515	$855,196
Senior living revenues % growth	0.7%	-	1.7%	-

Senior living wages and benefits	$126,917	$122,943	$449,095	$427,732
Senior living wages and benefits as a % of senior living revenues	51.6%	50.3%	51.6%	50.0%
Other senior living operating expenses	$60,629	$61,127	$214,961	$216,276
Other senior living operating expenses as a % of senior living revenues	24.6%	25.0%	24.7%	25.3%
Community expenses(4) % growth	1.9%	-	3.1%	-

(1)   Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)   Communities that we have operated continuously since October 1, 2008.
(3)   Communities that we have operated continuously since January 1, 2008.
(4)   Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 5 of 6

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,		December 31,
	2009	2008	2009	2008
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	23	23	23	23
Assisted and independent living communities, leased	147	136	147	136
Total number of assisted and independent living communities	170	159	170	159

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	45	45	45	45
Total number of skilled nursing communities	47	47	47	47

Total number of senior living communities	217	206	217	206

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,976	1,976	1,976	1,976
Assisted and independent living communities, leased(3)	16,651	15,699	16,651	15,699
Total number of assisted and independent living units	18,627	17,675	18,627	17,675

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased(4)	4,007	4,007	4,007	4,007
Total number of skilled nursing units	4,278	4,278	4,278	4,278

Total number of senior living units	22,905	21,953	22,905	21,953

Senior living revenues:
Assisted and independent living communities	$191,636	$179,998	$744,427	$663,744
Skilled nursing communities	66,598	65,579	265,078	258,689
Other(5)	2,117	1,994	8,151	7,740
Total senior living revenues	$260,351	$247,571	$1,017,656	$930,173

Senior living data:
Assisted and independent living communities occupancy	86.4%	88.1%	86.5%	89.0%
Assisted and independent living communities ADR	$132.09	$129.37	$132.34	$129.05
Assisted and independent living communities ADR % growth	2.1%	-	2.5%	-

Skilled nursing communities occupancy	85.0%	86.1%	85.3%	86.8%
Skilled nursing communities ADR	$199.08	$193.49	$199.04	$190.40
Skilled nursing communities ADR % growth	2.9%	-	4.5%	-

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	59.8%	62.3%	60.3%	62.9%

(1)   Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)   Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)   Includes 2,048 and 1,908 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months and year ended December 31, 2009 and 2008, respectively.
(4)   Includes 88 assisted living and independent living units in communities where skilled nursing services are the predominant services  provided for the three months and year ended December 31, 2009 and 2008.
(5)   Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

Supplemental Information, page 6 of 6

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and can also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.  Reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items, for the three months and year ended December 31, 2009 and 2008 is as follows:

	For the three months		For the year
	ended December 31,		ended December 31,
	2009	2008	2009	2008
Income (loss) from continuing operations	$688	$(6,562)	$39,257	$615
Add: interest and other expense	975	1,447	4,365	6,337
Add: income tax expense	122	472	2,196	1,392
Add: depreciation and amortization	3,934	3,738	16,379	14,692
Less: interest, dividend and other income	(599)	(1,048)	(2,993)	(5,915)
EBITDA	5,120	(1,953)	59,204	17,121
Add: impairment of certain investments	-	5,385	2,947	8,404
Add: unrealized loss on investments in trading securities	-	5,868	-	11,967
Add: unrealized loss on UBS put right related to auction rate securities	-	-	2,759	-
Add: impairment of long lived assets	-	1,837	-	1,837
Add: impairment of goodwill	-	5,930	-	5,930
Less: unrealized gain on investments in trading securities	(22)	-	(3,495)	-
Less: unrealized gain on UBS put right related to auction rate securities	(73)	(11,081)	-	(11,081)
Less: gain on sale of investments in available for sale securities	-	-	(795)	-
Less: gain on early extinguishment of debt	(317)	-	(34,579)	(743)
EBITDA excluding certain items	$4,708	$5,986	$26,041	$33,435